COLLECTIBLES USA, INC.

                     1997 NON-EMPLOYEE DIRECTORS' STOCK PLAN

         1. Purpose. The purpose of this 1997 Non-Employee Directors' Stock Plan (the "Plan") of Collectibles USA, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and to enable such persons to acquire or increase their proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

         2. Definitions. In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

         (a) "Annual Option" means an Option to purchase the number of shares specified in or under Section 6(a), subject to adjustment as provided in Section 8.

         (b) A "Change in Control" shall be deemed to have occurred if:

               (i) any person, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Exchange Act) of any voting security of the Company and immediately after such acquisition such Person is, directly or indirectly, the Beneficial Owner of voting securities representing 50 percent or more of the total voting power of all of the then outstanding voting securities of the Company;

               (ii) the following individuals no longer constitute a majority of the members of the Board: (A) the individuals who, as of the closing date of the Initial Public Offering, constitute the Board (the "Original Directors"); (B) the individuals who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election);

               (iii)  the   stockholders   of  the  Company  approve  a  merger,
          consolidation, recapitalization or reorganization of the Company, or a reverse stock split of outstanding


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          voting  securities,   or  consummation  of  any  such  transaction  if
          stockholder approval is not obtained, other than any such transaction which would result in at least 75 percent of the total voting power
          represented  by  the  voting   securities  of  the  surviving   entity
          outstanding  immediately  after such  transaction  being  Beneficially
          Owned by at least 75 percent of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50 percent or more of the total assets of the Company).

         (c) "Deferred Share" means a credit to a Participant's deferral account under Section 7 which represents the right to receive one Share upon settlement of the deferral account. Deferral accounts, and Deferred Shares credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

         (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

         (e) "Fair Market Value" of a Share on a given date means the fair market value of such Share determined by such methods or procedures as shall be established by the Board, provided, however, that if the Shares are listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Shares on a given date shall be the last sales price or, if last sales information is generally unavailable, the average of the closing bid and asked prices per Share on such date (or, if there was no trading or quotation in the shares on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations; and provided, further, that the "Fair Market Value" of a Share subject to Options granted effective on the date on which Shares are first issued and sold pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission shall be the Initial Public Offering price of the Shares so issued and sold, as set forth in the first final prospectus used in such offering.

         (f) "Initial Option" means an Option to purchase the number of shares specified in or under Section 6(a), subject to adjustment as provided in Section 8.

         (g) "Initial Public Offering" means an initial public offering of shares in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the Securities Act of 1933, as amended.

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         (h) "Option" means the right, granted to a director under Section 6, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock options.

         (i) "Participant" means a person who, as a non-employee director of the Company, has been granted an Option or Deferred Shares which remain outstanding or who has elected to be paid fees in the form of Shares or Deferred Shares under the Plan.

         (j) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (k) "Share" means a share of common stock, $.01 par value, of the Company and such other securities as may be substituted for such Share or for such other securities pursuant to Section 8.

         3. Shares Available Under the Plan. Subject to adjustment as provided in Section 8, the total number of Shares reserved and available for issuance under the Plan is 250,000. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Shares will not be considered to be available after such Option has been granted or Deferred Share credited, except for purposes of issuance in connection with such Option or Deferred Share; provided, however, that, if an Option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such Option will again be available for issuance under the Plan.

         4. Administration of the Plan. The Plan will be administered by the Board of Directors (the "Board") of the Company; provided, however, that any action by the Board relating to the Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of those directors who are not then eligible to participate in the Plan.

         5. Eligibility. Each director of the Company who, at the time an Option is to be granted under Section 6 or at which fees are to be paid which could be received in the form of Shares or deferred in the form of Deferred Shares under
Section 7, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under Section 6 or receive fees in the form of Shares or defer fees in the form of Deferred Shares under Section 7. In addition, any person who, at the time the Company commences an Initial Public Offering, has agreed to become a director upon consummation of the Initial Public Offering will be eligible to be granted an Initial Option under Section 6. No person other than those specified in this Section 5 will be eligible to participate in the Plan.

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

         6. Options. An Initial Option will be automatically granted (i) at the commencement of the Initial Public Offering, to each person who is eligible under Section 5 at that time, and thereafter (ii) at the effective date of initial election to the Board, to each person so elected who is eligible under
Section 5 at that date. In addition, an Annual Option will be automatically granted, at the close of business of the date of final adjournment of each annual meeting of stockholders of the Company, to each member of the Board who is then eligible under Section 5. Notwithstanding the foregoing, (i) any person who has been automatically granted an Initial Option at the effective date of initial election to the Board shall not be automatically granted an Annual Option at the first annual meeting of stockholders following such initial election if such annual meeting takes place within three months of the effective date of such person's initial election to the Board, and (ii) any Initial Option granted at the commencement of the Initial Public Offering shall be canceled and forfeited if the Initial Public Offering is not consummated or, in the case of an Initial Option granted to a person who has agreed to become a director, such person does not commence serving as a non-employee director of the Company promptly following the consummation of the Initial Public Offering.

         (a) Number of Shares Subject to Automatic Option Grants. In the case of any Initial Option or Annual Option granted on or before the date of the first annual meeting of stockholders following the Initial Public Offering, the number of Shares to be subject to each Initial Option shall be 40,000, and the number of Shares to be subject to each Annual Option shall be 5,000, in each case subject to adjustment as provided in Section 8. In the case of any Initial Option or Annual Option granted thereafter, the number of Shares to be subject to each Initial Option and Annual Option shall be the applicable number specified in the preceding sentence or, if so determined by the Board, such other number of Shares specified in the most recent resolution of the Board adopted on or prior to the date of the annual meeting of stockholders that coincides with or most recently precedes the date of grant of the Option.

         (b) Exercise Price. The exercise price per Share purchasable upon exercise of an Option will be equal to 100% of the Fair Market Value of a Share on the date of grant of the Option.

         (c) Option Expiration. A Participant's Option will expire at the earlier of (i) 10 years after the date of grant or (ii) one year after the date the Participant ceases to serve as a director of the Company for any reason.

         (d) Exercisability. Each Option may be exercised, prior to its expiration, commencing one year after the date of grant, or at such earlier date as may be specified by the Board; provided, however, that an Option may be exercised following a Participant's termination of service as a director for reasons other than death or permanent disability only if the director served for at least 11 months after the date of grant or the Option was otherwise exercisable at the date of termination, and provided, further, that unless otherwise determined by the Board, all Options held by a Participant shall become immediately exercisable upon (i) a Change in Control

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

or (ii) the date of the death or permanent disability (as determined by the Board in its discretion) of such Participant.

         (e) Method of Exercise. A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an Option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

         7. Receipt of Shares or Deferred Shares in Lieu of Fees. Each director of the Company may elect to be paid fees, in his or her capacity as a director (including annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of Shares or Deferred Shares in lieu of cash payment of such fees, if such director is eligible to do so under
Section 5 at the date any such fee is otherwise payable. If so elected, payment of fees in the form of Shares or Deferred Shares shall be made in accordance with this Section 7.

         (a) Elections. Each director who elects to be paid fees for a given calendar year in the form of Shares or to defer such payment of fees in the form of Deferred Shares for such year must file an irrevocable written election with the Secretary of the Company no later than December 31 of the year preceding such calendar year or such other date as may be specified by the Secretary; provided, however, that a director serving at the time the Plan becomes effective, and any director newly elected or appointed thereafter, may file an election applicable to compensation payable for any period of service that has not yet commenced within the year of such effectiveness, election, or appointment prior to the commencement of such period of service. An election by a director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this
Section 7(a). The election must specify the following:

               (i) A percentage of fees to be received in the form of Shares or deferred in the form of Deferred Shares under the Plan; and

               (ii) In the case of a deferral, the period or periods during which settlement of Deferred Shares will be deferred (subject to such limitations as may be specified by the Company's Secretary).


         (b) Payment of Fees in the Form of Shares. At any date on which fees are payable to a Participant who has elected to receive such fees in the form of Shares, the Company will issue to such Participant, or to a designated third party for the account of such Participant, a number of Shares having an aggregate Fair Market Value at that date equal to the fees, or as nearly as

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

possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Shares in lieu thereof. If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional Shares, the Company shall cause fractional Shares to be credited to the Participant's account. If fractional Shares are not so credited, any part of the Participant's fees not paid in the form of whole Shares will be payable in cash to the Participant (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 7).

         (c) Deferral of Fees in the Form of Deferred Shares. The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Shares under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Shares, the Company will credit such Participant's deferral account with a number of Deferred Shares equal to the number of Shares having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Shares. The amount of Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places.

         (d) Crediting of Dividend Equivalents. Whenever dividends are paid or distributions made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account shall be entitled to receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single Share multiplied by the number of Deferred Shares (including any fractional Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution.

         (e) Settlement of Deferred Shares. The Company will settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of Shares equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional Share remaining at a time that less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 7(a); provided, however, that a Participant may further defer settlement of Deferred Shares if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

         (f) Nonforfeitability. The interest of each Participant in any fees paid in the form of Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

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         8.       Adjustment Provisions.
                  ----------------------

         (a) Corporate Transactions and Events. In the event of any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Shares or other securities, Share dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of the
(i) number and kind of Shares remaining reserved and available for issuance under Section 3, (ii) number and kind of Shares to be subject to each automatic grant of an Option under Section 6, (iii) number and kind of Shares issuable upon exercise of outstanding Options, and/or exercise price per Share thereof (provided that no fractional Shares will be issued upon exercise of any Option),
(iv) kind of Shares to be issued in lieu of fees under Section 7, and (v) number and kind of Shares to be issued upon settlement of Deferred Shares under Section
7. In addition, the Board is authorized to make adjustments in the terms and conditions of Options (including, without limitation, cancellation of unexercised or outstanding Options, or substitution of Shares using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence and events constituting a Change in Control) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

         (b) Insufficient Number of Shares. If at any date an insufficient number of Shares are available under the Plan for the automatic grant of Options or the receipt of fees in the form of Shares or deferral of fees in the form of Deferred Shares at that date, Options will first be automatically granted proportionately to each eligible director, to the extent Shares are then available (provided that no fractional Shares will be issued upon exercise of any Option) and otherwise as provided under Section 6, and then, if any Shares remain available, fees shall be paid in the form of Shares or deferred in the form of Deferred Shares proportionately among directors then eligible to participate to the extent Shares are then available and otherwise as provided under Section 7.

         9. Changes to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Shares or Deferred Shares under the Plan without the consent of stockholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system as then in effect, and the Board may otherwise determine to submit other such amendments or alterations to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action

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may  materially  impair  the  rights of such  Participant  with  respect  to any previously granted Option or any previous payment of fees in the form of Shares or Deferred Shares.

         10.      General Provisions.

         (a) Agreements. Options, Deferred Shares, and any other right or obligation under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board may from time to time approve.

         (b) Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Option, in payment of any directors' fees, or in settlement of Deferred Shares in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

         (c) Limitations on Transferability. Unless otherwise permitted by the Board, Options, Deferred Shares, and any other right under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a designated beneficiary in the event of a Participant's death; provided, however, that Options and Deferred Shares (and rights relating thereto) may be transferred to one or more transferees during the lifetime of the Participant for purposes of the Participant's estate planning. The Company may rely upon the beneficiary designation last filed in accordance with this
Section 10(c). Options, Deferred Shares, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

         (d)      Compliance with Rule 16b-3.
                  ---------------------------

                    (i) Six-Month Holding Period. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

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

                    (ii) Other   Compliance   Provisions.   With  respect  to  a
                         Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, it is the intent of the Company that transactions shall be implemented under the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Board may authorize the Company to repurchase any Shares acquired in connection with the Plan in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

         (e) No Right To Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

         (f) No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant (or person) or, in the case an Option, such Option is validly exercised in accordance with Section 6.

         (g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

         (h) Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

         11. Stockholder Approval, Effective Date, and Plan Termination. The Plan will be effective as of the date of its adoption by the Board, subject to stockholder approval prior to the commencement of the Initial Public Offering, and, unless earlier terminated by action of the Board shall terminate at such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.


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